Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Announces Maturity Extension and Upsize of Revolving Credit Facility to $3.5 Billion
HOUSTON, TX, May 30, 2025 - Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), a Fortune 250 automotive retailer with 263 dealerships located in the U.S. and U.K., today announced a $1.0 billion upsize in its revolving syndicated credit facility to $3.5 billion and the extension of the maturity to May 30, 2030. The syndicated credit facility can be expanded to $4.5 billion total availability, subject to lender approval.
The 18 lending parties in the syndicated facility include six manufacturer-affiliated finance companies and 12 commercial banks. The six manufacturer-affiliated finance companies are: BMW Financial Services N.A., LLC; Toyota Motor Credit Corporation; Mercedes-Benz Financial Services USA LLC; American Honda Finance Corporation; VW Credit, Inc.; and Hyundai Capital America. The 12 commercial banks are: U.S. Bank National Association; Bank of America, N.A.; JPMorgan Chase Bank, N.A.; PNC Bank, National Association; Wells Fargo Bank, N.A.; Truist Bank; Ally Bank; Santander Bank, N.A.; Manufacturers and Traders Trust Company; Barclays Bank PLC; Flagstar Bank, N.A.; and Zions Bancorporation, N.A. (dba Amegy Bank). The syndication was arranged through U.S. Bank National Association, Bank of America, N.A., JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A. and PNC Bank, National Association.
“The $3.5 billion amended and extended revolving credit facility further strengthens our financial flexibility by providing expanded access to reasonably priced capital to support our business strategy,” said Daniel McHenry, Group 1's Senior Vice President and Chief Financial Officer. “Our strong relationship with our lenders is reflected in the commitments they have made, and we want to thank them for their ongoing support and partnership.”

ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 263 automotive dealerships, 336 franchises, and 39 collision centers in the United States and the United Kingdom that offer 35 brands of automobiles. Through its dealerships and omni-channel platform, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, and www.facebook.com/group1auto.

FORWARD-LOOKING STATEMENTS

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our relationship with our lenders and our ability to expand our syndicated credit facility. These forward-looking statements often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the impacts of sustained levels of inflation, (c) developments in U.S. and global trade policy, including the imposition by the U.S. of significant tariffs on the import of automobiles and certain materials used in our parts and services business and the resulting consequences (including, but not limited to, retaliatory tariffs by non-U.S. nations, supply chain disruptions and potential recessions in the U.S. and U.K.), (d) the level of manufacturer incentives, (e) our ability to comply with extensive laws, regulations and policies applicable to our operations, (f) our ability to obtain an inventory of desirable new and used vehicles (including as a result of changes in the international trade environment), (g) our relationship with our automobile manufacturers, (h) our cost of financing and the availability of credit for consumers, (i) foreign exchange controls and currency fluctuations, (j) the armed conflicts in Ukraine and the Middle East, (k) our ability to maintain sufficient liquidity to operate, and (l) a material failure in or breach of our vendors’ information technology systems and other cybersecurity incidents. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Terry Bratton
Manager, Investor Relations
Group 1 Automotive, Inc.
ir@group1auto.com

Media contacts:
Pete DeLongchamps
Senior Vice President, Financial Services and Manufacturer Relations
Group 1 Automotive, Inc.
pdelongchamps@group1auto.com

Kimberly Barta
Head of Marketing and Communications
Group 1 Automotive, Inc.
kbarta@group1auto.com

or

Jude Gorman / Clayton Erwin
Collected Strategies
Group1-CS@collectedstrategies.com
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